Exhibit 99.1

SCHWAB REPORTS RECORD 4Q AND FULL YEAR 2025 RESULTS
4Q Core Net New Assets Total $163.9 Billion; Full-Year Organic Growth of 5.1%
4Q Net Revenues Up 19% Year-Over-Year to a Record $6.3 Billion
Quarterly GAAP Earnings Per Share of $1.33, $1.39 Adjusted (1) – Up 38% versus 4Q24

WESTLAKE, Texas, January 21, 2026 – The Charles Schwab Corporation reported net income for the fourth quarter totaling $2.5 billion, or $1.33 earnings per share. Excluding $127 million of pre-tax transaction-related costs, adjusted (1) net income and earnings per share equaled $2.6 billion and $1.39, respectively.

Client Driven Growth	$519B 2025 Core Net New Assets
“Schwab delivered growth on all fronts in 2025. Total client accounts grew 6% year-over-year to 46.5 million. New and existing clients entrusted us with $519 billion in core net new assets – a 5.1% organic growth rate – bringing total client assets to a record $11.90 trillion.”
President & CEO Rick Wurster

Deepen Client Relationships	36% 2025 Managed Investing Net Inflows Growth
“Clients are conducting more of their financial lives at Schwab, with record engagement across wealth management, trading, and banking. Net inflows into our Managed Investing solutions grew by 36% versus 2024, while bank loan originations achieved another record year.”
President & CEO Rick Wurster

Diversified Revenue Growth	22% 2025 Revenue Growth vs. 2024
“Doing more for our growing client base bolsters Schwab’s diversified revenue model. In 2025, the combination of our business momentum, strong engagement, and favorable equity markets resulted in record revenue of $23.9 billion – up 22% versus the prior year.”
CFO Mike Verdeschi

Opportunistic Capital Return	$7.3B 2025 Common Stock Repurchases
“During 4Q25, we repurchased 29.2 million shares for $2.7 billion, bringing 2025 capital return to $11.8 billion across all forms. Our capital ratios remained strong while enhancing our balance sheet flexibility to meet the needs of clients in different environments.”
CFO Mike Verdeschi

4Q25 Client and Business Highlights

•Total client assets increased 18% year-over-year to a record $11.90 trillion
•Record 4Q core net new assets of $163.9 billion brings total 2025 asset gathering to $519.4 billion – up 42% versus the prior year
•New brokerage account openings exceeded 1 million for the 5th consecutive quarter, pushing active brokerage accounts and total client accounts to 38.5 million and 46.5 million, respectively
•Managed Investing Solutions net inflows for the quarter grew 50% versus 4Q24
•Bank loan balances equaled $58.0 billion at December month-end – up 28% year-over-year
•Margin loan balances increased 34% versus year-end 2024 to end the quarter at $112.3 billion (2)
•Daily average trading volume was 8.3 million – up 31% versus 4Q24
•Announced definitive agreement to acquire Forge Global; transaction expected to close during first half 2026
•Schwab awarded by Forbes, Best Customer Service 2026 (3)

	Three Months Ended December 31,		%	Twelve Months Ended December 31,		%
Financial Highlights	2025	2024	Change	2025	2024	Change

Net revenues (in millions)	$6,336	$5,329	19%	$23,921	$19,606	22%
Net income (in millions)
GAAP	$2,459	$1,840	34%	$8,852	$5,942	49%
Adjusted	$2,556	$1,974	29%	$9,242	$6,433	44%
Diluted earnings per common share
GAAP	$1.33	$.94	41%	$4.65	$2.99	56%
Adjusted	$1.39	$1.01	38%	$4.87	$3.25	50%
Pre-tax profit margin
GAAP	50.2%	43.3%		47.9%	39.2%
Adjusted	52.2%	46.6%		50.0%	42.5%
Return on average common
stockholders’ equity (annualized)	22%	18%		21%	15%
Return on tangible
common equity (annualized)	39%	36%		38%	35%
Note: Items labeled “adjusted” are non-GAAP financial measures; further details are included on pages 10-12 of this release. All per-share results are rounded to the nearest cent, based on weighted-average diluted common shares outstanding.

4Q25 Financial Commentary

•Quarterly net revenues grew year-over-year by 19% to a record $6.3 billion
•Net interest margin for the fourth quarter equaled 2.90%, or 57 basis points of expansion versus 4Q24
•Client transactional sweep cash balances ended December at $453.7 billion, an increase of $28.1 billion versus the prior quarter-end, reflecting organic growth, client net buying activity, and year-end seasonality
•Bank Supplemental Funding (4) declined by $9.7 billion to end the quarter at $5.1 billion
•Asset management and administration fees grew by 15% year-over-year to $1.7 billion, powered by the firm’s organic growth, equity market appreciation, and investors’ utilization of our wealth and asset management solutions
•Trading revenue increased 22% versus 4Q24 due to continued strong engagement
•GAAP expenses for the quarter increased 4% year-over-year; excluding amortization of acquired intangibles of $127 million, adjusted total expenses (1) were up 6% relative to 4Q24
•Full-year 2025 GAAP expense growth equaled 5% – 6% adjusted (1) – including higher volume-related costs as well as incremental employee compensation and benefit spend
•Capital ratios across the firm remained strong – including preliminary consolidated Tier 1 Leverage and adjusted Tier 1 Leverage (1) equaling 9.3% and 7.1%, respectively
•Repurchased 29.2 million shares of our common stock for $2.7 billion during the quarter

(1) Further details on non-GAAP financial measures and a reconciliation of such measures to GAAP reported results are included on pages 10-12 of this release.
(2) Includes $9.6 billion of client margin loans related to long/short strategies implemented by RIA clients.
(3) Forbes Best Customer Service List 2026 was given on November 11, 2025, and expires November 10, 2026. The criteria, evaluation, and ranking were determined by Forbes, partnered with HundredX. For more information, visit https://www.forbes.com/lists/best-customer-service/. Schwab paid a licensing fee to Forbes for use of the award and logos.
(4) Bank Supplemental Funding includes repurchase agreements at the banks, Schwab Bank Certificates of Deposit (CDs), and Federal Home Loan Bank balances.

Winter Business Update
The company will host its Winter Business Update for institutional investors this morning from 7:30 a.m. - 8:30 a.m. CT, 8:30 a.m. - 9:30 a.m. ET.

Registration for this Update webcast is accessible at https://www.aboutschwab.com/schwabevents.

Forward-Looking Statements
This press release contains forward-looking statements relating to the company’s growing client base, client engagement, diversified revenue model, balance sheet flexibility, return of capital, and the closing of the Forge Global acquisition. These forward-looking statements reflect management’s expectations as of the date hereof. Achievement of these expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences are described in the company’s most recent reports on Form 10-K and Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on the company’s website (https://www.aboutschwab.com/financial-reports) and on the Securities and Exchange Commission’s website (https://www.sec.gov). The company makes no commitment to update any forward-looking statements.

About Charles Schwab
The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with 38.5 million active brokerage accounts, 5.7 million workplace plan participant accounts, 2.2 million banking accounts, and $11.90 trillion in client assets. Through its operating subsidiaries, the company provides a full range of wealth management, securities brokerage, banking, asset management, custody, and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, https://www.sipc.org), and its affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent, fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor ServicesTM. Its primary banking subsidiary, Charles Schwab Bank, SSB (member FDIC and an Equal Housing Lender), provides banking and lending services and products. More information is available at https://www.aboutschwab.com.

Contact Information

MEDIA
Mayura Hooper, 415-667-1525
public.relations@schwab.com

INVESTORS/ANALYSTS
Jeff Edwards, 817-854-6177
investor.relations@schwab.com

THE CHARLES SCHWAB CORPORATION
Consolidated Statements of Income
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net Revenues
Interest revenue	$4,004	$3,851	$15,504	$15,537
Interest expense	(832)	(1,320)	(3,754)	(6,393)
Net interest revenue	3,172	2,531	11,750	9,144
Asset management and administration fees	1,733	1,509	6,506	5,716
Trading revenue	1,066	873	3,921	3,264
Bank deposit account fees	238	241	977	729
Other	127	175	767	753
Total net revenues	6,336	5,329	23,921	19,606
Expenses Excluding Interest
Compensation and benefits	1,630	1,533	6,491	6,043
Professional services	344	297	1,197	1,053
Occupancy and equipment	293	276	1,117	1,060
Advertising and market development	115	101	420	397
Communications	142	131	620	591
Depreciation and amortization	206	224	850	916
Amortization of acquired intangible assets	127	130	512	519
Regulatory fees and assessments	62	89	287	398
Other	237	243	968	937
Total expenses excluding interest	3,156	3,024	12,462	11,914
Income before taxes on income	3,180	2,305	11,459	7,692
Taxes on income	721	465	2,607	1,750
Net Income	2,459	1,840	8,852	5,942
Preferred stock dividends and other	92	123	435	464
Net Income Available to Common Stockholders	$2,367	$1,717	$8,417	$5,478
Weighted-Average Common Shares Outstanding:
Basic	1,772	1,831	1,804	1,828
Diluted	1,777	1,836	1,809	1,834
Earnings Per Common Shares Outstanding:
Basic	$1.34	$.94	$4.67	$3.00
Diluted	$1.33	$.94	$4.65	$2.99

THE CHARLES SCHWAB CORPORATION
Financial and Operating Highlights
(Unaudited)
	Q4-25 % change		2025				2024
	vs.	vs.	Fourth	Third	Second	First	Fourth
(In millions, except per share amounts and as noted)	Q4-24	Q3-25	Quarter	Quarter	Quarter	Quarter	Quarter
Net Revenues
Net interest revenue	25%	4%	$3,172	$3,050	$2,822	$2,706	$2,531
Asset management and administration fees	15%	4%	1,733	1,673	1,570	1,530	1,509
Trading revenue	22%	7%	1,066	995	952	908	873
Bank deposit account fees	(1)%	(4)%	238	247	247	245	241
Other	(27)%	(25)%	127	170	260	210	175
Total net revenues	19%	3%	6,336	6,135	5,851	5,599	5,329
Expenses Excluding Interest
Compensation and benefits	6%	(1)%	1,630	1,653	1,536	1,672	1,533
Professional services	16%	17%	344	293	291	269	297
Occupancy and equipment	6%	5%	293	280	270	274	276
Advertising and market development	14%	14%	115	101	108	96	101
Communications	8%	(5)%	142	149	176	153	131
Depreciation and amortization	(8)%	(3)%	206	212	215	217	224
Amortization of acquired intangible assets	(2)%	—	127	127	128	130	130
Regulatory fees and assessments	(30)%	5%	62	59	77	89	89
Other	(2)%	(1)%	237	240	247	244	243
Total expenses excluding interest	4%	1%	3,156	3,114	3,048	3,144	3,024
Income before taxes on income	38%	5%	3,180	3,021	2,803	2,455	2,305
Taxes on income	55%	9%	721	663	677	546	465
Net Income	34%	4%	2,459	2,358	2,126	1,909	1,840
Preferred stock dividends and other	(25)%	14%	92	81	149	113	123
Net Income Available to Common Stockholders	38%	4%	$2,367	$2,277	$1,977	$1,796	$1,717
Earnings per common share:
Basic	43%	6%	$1.34	$1.26	$1.09	$.99	$.94
Diluted	41%	6%	$1.33	$1.26	$1.08	$.99	$.94
Dividends declared per common share	8%	—	$.27	$.27	$.27	$.27	$.25
Weighted-average common shares outstanding:
Basic	(3)%	(2)%	1,772	1,806	1,817	1,817	1,831
Diluted	(3)%	(2)%	1,777	1,811	1,822	1,822	1,836
Performance Measures
Pre-tax profit margin			50.2%	49.2%	47.9%	43.8%	43.3%
Return on average common stockholders’ equity (annualized) (1)			22%	21%	19%	18%	18%
Financial Condition (at quarter end, in billions)
Cash and cash equivalents	9%	50%	$46.0	$30.6	$32.2	$35.0	$42.1
Cash and investments segregated	12%	(10)%	42.9	47.8	45.6	38.4	38.2
Receivables from brokers, dealers, and clearing organizations	200%	53%	7.2	4.7	4.3	2.9	2.4
Receivables from brokerage clients — net	23%	12%	104.7	93.8	82.8	84.4	85.4
Available for sale securities	(25)%	—	62.4	62.3	67.6	74.8	83.0
Held to maturity securities	(9)%	(2)%	134.0	136.7	139.7	143.8	146.5
Bank loans — net	28%	8%	58.0	53.6	50.4	47.1	45.2
Total assets	2%	6%	491.0	465.3	458.9	462.9	479.8
Bank deposits	(1)%	7%	255.7	239.1	233.1	246.2	259.1
Payables to brokers, dealers, and clearing organizations	93%	15%	25.7	22.4	18.6	15.7	13.3
Payables to brokerage clients	14%	1%	116.3	115.4	109.4	100.6	101.6
Accrued expenses and other liabilities	4%	12%	12.8	11.4	10.8	11.0	12.3
Other short-term borrowings	15%	6%	6.9	6.5	8.5	6.9	6.0
Federal Home Loan Bank borrowings	(89)%	111%	1.9	0.9	9.0	11.5	16.7
Long-term debt	(1)%	10%	22.2	20.2	20.2	21.5	22.4
Total liabilities	2%	6%	441.6	415.9	409.5	413.4	431.5
Stockholders’ equity	2%	—	49.4	49.4	49.5	49.5	48.4
Total liabilities and stockholders’ equity	2%	6%	491.0	465.3	458.9	462.9	479.8
Other
Full-time equivalent employees (at quarter end, in thousands)	3%	1%	33.0	32.7	32.6	32.1	32.1
Capital expenditures — purchases of equipment, office facilities, and property, net (in millions)	(39)%	4%	$158	$152	$136	$156	$258
Expenses excluding interest as a percentage of average client assets (annualized)			0.11%	0.11%	0.12%	0.12%	0.12%
Clients’ Daily Average Trades (DATs) (in thousands)	31%	11%	8,274	7,421	7,571	7,391	6,312
Number of Trading Days	—	(1)%	63.0	63.5	62.0	60.0	63.0
Revenue Per Trade (2)	(7)%	(3)%	$2.05	$2.11	$2.03	$2.05	$2.20

(1) Return on average common stockholders’ equity is calculated using net income available to common stockholders divided by average common stockholders’ equity.
(2) Revenue per trade is calculated as trading revenue divided by the product of DATs multiplied by the number of trading days.

THE CHARLES SCHWAB CORPORATION
Net Interest Revenue Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended December 31,						Twelve Months Ended December 31,
	2025			2024			2025			2024
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets
Cash and cash equivalents	$29,491	$292	3.88%	$28,332	$334	4.61%	$28,054	$1,189	4.18%	$29,676	$1,539	5.10%
Cash and investments segregated	45,114	450	3.91%	36,510	429	4.60%	44,359	1,862	4.14%	28,450	1,443	4.99%
Receivables from brokerage clients (1)	100,086	1,546	6.04%	77,524	1,378	6.95%	87,300	5,700	6.44%	70,811	5,420	7.53%
Available for sale securities (2)	66,031	340	2.05%	92,216	486	2.09%	74,478	1,538	2.06%	101,659	2,166	2.12%
Held to maturity securities (2)	134,742	575	1.70%	147,608	638	1.72%	139,447	2,386	1.71%	152,566	2,636	1.72%
Bank loans	55,677	600	4.29%	44,248	483	4.36%	50,595	2,168	4.28%	42,255	1,867	4.42%
Total interest-earning assets	431,141	3,803	3.48%	426,438	3,748	3.46%	424,233	14,843	3.47%	425,417	15,071	3.51%
Securities lending revenue		98			72			437			330
Other interest revenue (1)		103			31			224			136
Total interest-earning assets	$431,141	$4,004	3.66%	$426,438	$3,851	3.56%	$424,233	$15,504	3.62%	$425,417	$15,537	3.61%
Funding sources
Bank deposits	$239,867	$175	0.29%	$244,176	$550	0.90%	$238,088	$1,185	0.50%	$256,212	$3,152	1.23%
Payables to brokers, dealers, and clearing organizations	22,871	209	3.57%	13,045	142	4.28%	18,236	701	3.79%	8,522	372	4.30%
Payables to brokerage clients (1)	100,746	68	0.27%	82,279	43	0.21%	94,884	244	0.26%	72,776	272	0.37%
Other short-term borrowings	6,148	68	4.35%	9,094	122	5.33%	7,020	324	4.60%	9,146	504	5.51%
Federal Home Loan Bank borrowings	3,237	34	4.08%	19,392	257	5.18%	7,682	356	4.57%	23,102	1,245	5.32%
Long-term debt	21,284	211	3.88%	22,438	206	3.67%	21,093	836	3.91%	23,083	846	3.66%
Total interest-bearing liabilities	394,153	765	0.76%	390,424	1,320	1.34%	387,003	3,646	0.94%	392,841	6,391	1.62%
Non-interest-bearing funding sources	36,988			36,014			37,230			32,576
Other interest expense (1)		67			—			108			2
Total funding sources	$431,141	$832	0.76%	$426,438	$1,320	1.23%	$424,233	$3,754	0.88%	$425,417	$6,393	1.49%
Net interest revenue		$3,172	2.90%		$2,531	2.33%		$11,750	2.74%		$9,144	2.12%
(1) Beginning in the fourth quarter of 2025, average balances of client margin loans and short credits related to certain client long/short strategies from which the Company earns a fixed net yield are excluded from interest-earning assets and funding sources. Average margin loans related to these client strategies totaled $7.2 billion and $2.8 billion for the three and twelve months ended December 31, 2025, respectively. Average short credits related to these client strategies totaled $7.4 billion and $2.8 billion for the three and twelve months ended December 31, 2025, respectively. Interest revenue and expense related to these client strategies are presented in other interest revenue and other interest expense, respectively. Year-to-date 2025 amounts and average yields have been reclassified and recalculated to reflect this change. This updated presentation results in an increase to net interest margin for the three and nine months ended September 30, 2025 of 0.02% and 0.01%, respectively, an increase of 0.01% for the three months ended June 30, 2025, and no impact to the six months ended June 30, 2025, the three months ended March 31, 2025, and prior-year amounts.
(2) Amounts have been calculated based on amortized cost.

THE CHARLES SCHWAB CORPORATION
Asset Management and Administration Fees Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended December 31,						Twelve Months Ended December 31,
	2025			2024			2025			2024
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds	$681,688	$465	0.27%	$580,957	$389	0.27%	$652,798	$1,783	0.27%	$539,113	$1,461	0.27%
Schwab equity and bond funds, exchange-traded funds (ETFs), and collective trust funds (CTFs)	777,071	140	0.07%	647,170	125	0.08%	708,243	516	0.07%	588,999	462	0.08%
Mutual Fund OneSource ® and other no- transaction-fee funds (NTFs)	462,417	267	0.23%	363,024	231	0.25%	404,065	966	0.24%	342,615	878	0.26%
Other third-party mutual funds and ETFs	627,846	98	0.06%	629,913	106	0.07%	620,042	400	0.06%	611,999	420	0.07%
Total mutual funds, ETFs, and CTFs (1)	$2,549,022	$970	0.15%	$2,221,064	$851	0.15%	$2,385,148	$3,665	0.15%	$2,082,726	$3,221	0.15%
Managed investing solutions (1)
Fee-based	$695,933	$663	0.38%	$582,464	$557	0.38%	$633,960	$2,440	0.38%	$542,253	$2,129	0.39%
Non-fee-based	132,573	—	—	115,712	—	—	125,333	—	—	111,571	—	—
Total managed investing solutions	$828,506	$663	0.32%	$698,176	$557	0.32%	$759,293	$2,440	0.32%	$653,824	$2,129	0.33%
Other balance-based fees (2)	965,676	85	0.03%	827,930	76	0.04%	893,953	318	0.04%	776,715	286	0.04%
Other (3)		15			25			83			80
Total asset management and administration fees		$1,733			$1,509			$6,506			$5,716
(1) Managed investing solutions includes managed portfolios, specialized strategies, and customized investment advice such as Schwab Wealth AdvisoryTM, Schwab Managed PortfoliosTM, Managed Account Select®, Schwab Advisor Network®, Windhaven Strategies®, ThomasPartners® Strategies, Wasmer Schroeder® Strategies, Schwab Index Advantage advised retirement plan balances, Schwab Intelligent Portfolios®, Institutional Intelligent Portfolios®, Schwab Intelligent Portfolios Premium®, Schwab Wealth Portfolios™, AdvisorDirect®, Essential Portfolios, Selective Portfolios, and Personalized Portfolios; as well as legacy non-fee managed investing solutions including Schwab Advisor Source and certain retirement plan balances. Average client assets for managed investing solutions may also include the asset balances contained in the mutual fund and/or ETF categories listed above. For the total end of period view, please see the Monthly Activity Report.
(2) Includes various asset-related fees, such as trust fees, 401(k) recordkeeping fees, and mutual fund clearing fees and other service fees.
(3) Includes miscellaneous service and transaction fees relating to mutual funds and ETFs that are not balance-based.

THE CHARLES SCHWAB CORPORATION
Growth in Client Assets and Accounts
(Unaudited)

	Q4-25 % Change		2025				2024
	vs.	vs.	Fourth	Third	Second	First	Fourth
(In billions, at quarter end, except as noted)	Q4-24	Q3-25	Quarter	Quarter	Quarter	Quarter	Quarter
Assets in client accounts
Schwab One®, certain cash equivalents, and bank deposits	6%	6%	$379.5	$357.1	$342.7	$345.2	$358.8
Bank deposit account balances	(13)%	(3)%	76.2	78.5	82.1	83.7	87.5
Proprietary mutual funds (Schwab Funds® and Laudus Funds®) and CTFs
Money market funds (1)	16%	4%	693.8	666.4	653.5	641.5	596.5
Equity and bond funds and CTFs (2)	19%	3%	277.4	269.7	249.7	227.0	232.2
Total proprietary mutual funds and CTFs	17%	4%	971.2	936.1	903.2	868.5	828.7
Mutual Fund Marketplace® (3)
Mutual Fund OneSource® and other NTF funds	31%	(4)%	454.2	473.5	453.9	340.3	347.8
Mutual fund clearing services	17%	2%	327.7	320.2	298.3	280.6	280.7
Other third-party mutual funds	5%	3%	1,274.3	1,237.2	1,168.5	1,195.4	1,211.1
Total Mutual Fund Marketplace	12%	1%	2,056.2	2,030.9	1,920.7	1,816.3	1,839.6
Total mutual fund assets	13%	2%	3,027.4	2,967.0	2,823.9	2,684.8	2,668.3
Exchange-traded funds
Proprietary ETFs (2)	25%	4%	495.3	476.0	439.7	398.2	395.0
Other third-party ETFs	30%	6%	2,527.5	2,395.7	2,175.6	1,960.1	1,940.6
Total ETF assets	29%	5%	3,022.8	2,871.7	2,615.3	2,358.3	2,335.6
Equity and other securities	19%	2%	4,722.6	4,624.7	4,188.7	3,765.5	3,972.6
Fixed income securities	3%	(1)%	786.8	792.1	788.0	775.8	762.3
Margin loans outstanding	34%	16%	(112.3)	(97.2)	(83.4)	(83.6)	(83.8)
Total client assets	18%	3%	$11,903.0	$11,593.9	$10,757.3	$9,929.7	$10,101.3
Client assets by business
Investor Services (4)	17%	2%	$6,707.5	$6,577.2	$6,069.9	$5,557.4	$5,721.6
Advisor Services (5)	19%	4%	5,195.5	5,016.7	4,687.4	4,372.3	4,379.7
Total client assets	18%	3%	$11,903.0	$11,593.9	$10,757.3	$9,929.7	$10,101.3
Net growth in assets in client accounts (for the quarter ended)
Net new assets by business
Investor Services (4)	31%	15%	$60.4	$52.7	$31.2	$69.5	$46.2
Advisor Services (5)	57%	20%	97.8	81.7	42.4	62.9	62.2
Total net new assets	46%	18%	$158.2	$134.4	$73.6	$132.4	$108.4
Net market gains (losses)			150.9	702.2	754.0	(304.0)	72.4
Net growth (decline)			$309.1	$836.6	$827.6	$(171.6)	$180.8
New brokerage accounts (in thousands, for the quarter ended)	13%	11%	1,268	1,143	1,098	1,183	1,119
Client accounts (in thousands)
Active brokerage accounts	6%	1%	38,506	37,963	37,476	37,011	36,456
Banking accounts	11%	3%	2,214	2,150	2,096	2,050	1,998
Workplace Plan Participant Accounts (6)	6%	2%	5,740	5,619	5,586	5,495	5,399

(1) Total client assets in purchased money market funds are located at: https://www.aboutschwab.com/investor-relations.
(2) Includes balances held on and off the Schwab platform. As of December 31, 2025, off-platform equity and bond funds, CTFs, and ETFs were $42.6 billion, $5.0 billion, and $178.2 billion, respectively.
(3) Excludes all proprietary mutual funds and ETFs.
(4) Fourth quarter of 2025 includes net outflows of $5.7 billion from off-platform Schwab Bank Retail CDs. Third quarter of 2025 includes net outflows of $3.1 billion from off-platform Schwab Bank Retail CDs. Second quarter of 2025 includes net outflows of $6.7 billion from off-platform Schwab Bank Retail CDs. First quarter of 2025 includes net outflows of $5.3 billion from off-platform Schwab Bank Retail CDs. Fourth quarter of 2024 includes net outflows of $5.5 billion from off-platform Schwab Bank Retail CDs and an outflow of $0.6 billion from a large international relationship.
(5) Fourth quarter of 2024 includes an outflow of $0.3 billion from a large international relationship.
(6) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.

The Charles Schwab Corporation Monthly Activity Report For December 2025

	2024	2025												Change
	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Mo.	Yr.
Market Indices (at month end)
Dow Jones Industrial Average®	42,544	44,545	43,841	42,002	40,669	42,270	44,095	44,131	45,545	46,398	47,563	47,716	48,063	1%	13%
Nasdaq Composite®	19,311	19,627	18,847	17,299	17,446	19,114	20,370	21,122	21,456	22,660	23,725	23,366	23,242	(1)%	20%
Standard & Poor’s® 500	5,882	6,041	5,955	5,612	5,569	5,912	6,205	6,339	6,460	6,688	6,840	6,849	6,846	—	16%
Client Assets (in billions of dollars)
Beginning Client Assets	10,305.4	10,101.3	10,333.1	10,280.2	9,929.7	9,892.2	10,349.0	10,757.3	10,963.5	11,228.1	11,593.9	11,828.0	11,834.3
Net New Assets (1)	60.2	30.5	46.6	55.3	1.1	33.6	38.9	45.7	43.3	45.4	41.6	38.7	77.9	101%	29%
Net Market Gains (Losses)	(264.3)	201.3	(99.5)	(405.8)	(38.6)	423.2	369.4	160.5	221.3	320.4	192.5	(32.4)	(9.2)
Total Client Assets (at month end)	10,101.3	10,333.1	10,280.2	9,929.7	9,892.2	10,349.0	10,757.3	10,963.5	11,228.1	11,593.9	11,828.0	11,834.3	11,903.0	1%	18%
Core Net New Assets (1,2)	61.4	30.6	48.0	59.1	2.7	35.0	42.6	46.9	44.4	46.2	44.4	40.4	79.1	96%	29%
Receiving Ongoing Advisory Services (at month end)
Investor Services	682.0	698.7	703.5	688.8	688.2	711.2	737.6	747.9	771.1	792.5	807.6	817.9	824.8	1%	21%
Advisor Services	4,379.7	4,496.6	4,493.2	4,372.3	4,353.0	4,525.6	4,687.4	4,765.1	4,888.2	5,016.7	5,106.1	5,155.9	5,195.5	1%	19%
Client Accounts (at month end, in thousands)
Active Brokerage Accounts	36,456	36,709	36,861	37,011	37,254	37,375	37,476	37,658	37,798	37,963	38,145	38,266	38,506	1%	6%
Banking Accounts	1,998	2,019	2,033	2,050	2,066	2,077	2,096	2,116	2,137	2,150	2,172	2,189	2,214	1%	11%
Workplace Plan Participant Accounts (3)	5,399	5,450	5,464	5,495	5,518	5,563	5,586	5,619	5,606	5,619	5,696	5,730	5,740	—	6%
Client Activity
New Brokerage Accounts (in thousands)	431	433	362	388	439	336	323	377	382	384	429	365	474	30%	10%
Client Cash as a Percentage of Client Assets (4)	10.1%	9.8%	10.0%	10.6%	10.5%	10.1%	9.9%	9.7%	9.5%	9.4%	9.3%	9.4%	9.7%	30 bp	(40) bp
Derivative Trades as a Percentage of Total Trades	18.6%	19.3%	19.9%	19.5%	18.4%	21.0%	20.8%	21.3%	22.5%	22.3%	23.8%	21.7%	21.4%	(30) bp	280 bp
Selected Average Balances (in millions of dollars)
Average Interest-Earning Assets (5)	431,177	431,367	424,572	424,912	430,402	418,749	416,486	416,714	414,415	419,818	428,281	429,080	435,995	2%	1%
Average Margin Balances	81,507	82,551	84,233	82,725	77,478	79,132	82,339	85,492	90,399	94,609	101,192	108,863	111,960	3%	37%
Average Bank Deposit Account Balances (6)	85,384	84,790	83,089	84,302	84,060	81,495	81,014	80,755	79,781	79,308	76,203	73,803	74,542	1%	(13)%
Mutual Funds and Exchange-Traded Funds
Net Buys (Sells) (7,8) (in millions of dollars)
Equities	14,805	10,050	4,987	(1,221)	7,950	10,473	8,987	10,936	8,402	8,832	6,895	4,883	18,616
Hybrid	124	(1,324)	(464)	(603)	(1,663)	(287)	(1,038)	(463)	(604)	(452)	(1,278)	(600)	(203)
Bonds	10,969	8,747	12,162	11,438	(1,490)	8,483	6,050	11,920	12,993	12,502	16,206	13,371	17,718
Net Buy (Sell) Activity (in millions of dollars)
Mutual Funds (7)	(4,331)	(6,785)	(3,971)	(8,537)	(13,955)	(3,224)	(5,351)	(3,442)	(2,217)	(4,754)	(6,289)	(7,255)	(3,625)
Exchange-Traded Funds (8)	30,229	24,258	20,656	18,151	18,752	21,893	19,350	25,835	23,008	25,636	28,112	24,909	39,756
Money Market Funds	8,956	11,584	12,306	14,586	(6,158)	5,794	5,814	2,452	4,319	(517)	6,333	7,969	6,910
Note: Certain supplemental details related to the information above can be found at: https://www.aboutschwab.com/financial-reports.
(1) Unless otherwise noted, differences between net new assets and core net new assets are net flows from off-platform Schwab Bank Retail CDs.
(2) Net new assets before significant one-time inflows or outflows, such as acquisitions/divestitures or extraordinary flows (generally greater than $25 billion beginning in 2025; $10 billion in prior periods) relating to a specific client, and activity from off-platform Schwab Bank Retail CDs. These flows may span multiple reporting periods.
(3) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.
(4) Schwab One®, certain cash equivalents, bank deposits, third-party bank deposit accounts, and money market fund balances as a percentage of total client assets; client cash excludes brokered CDs issued by Charles Schwab Bank.
(5) Represents average total interest-earning assets on the Company’s balance sheet. Beginning in December 2025, average balances of client margin loans and short credits related to certain client long/short strategies from which the Company earns a fixed net yield are excluded from average interest-earning assets. The 2025 amounts have been adjusted accordingly; December 2024 balances were not impacted.
(6) Represents average clients’ uninvested cash sweep account balances held in deposit accounts at third-party financial institutions.
(7) Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to investment managers. Excludes money market fund transactions.
(8) Represents the principal value of client ETF transactions handled by Schwab, including transactions in proprietary ETFs.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
In addition to disclosing financial results in accordance with generally accepted accounting principles in the U.S. (GAAP), Schwab’s fourth quarter earnings release contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the Company, and facilitate meaningful comparison of Schwab’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

Schwab’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as described below.

Non-GAAP Adjustment or Measure	Definition	Usefulness to Investors and Uses by Management
Acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs	Schwab adjusts certain GAAP financial measures to exclude the impact of acquisition and integration-related costs incurred as a result of the Company’s acquisitions, amortization of acquired intangible assets, restructuring costs, and, where applicable, the income tax effect of these expenses.

Adjustments made to exclude amortization of acquired intangible assets are reflective of all acquired intangible assets, which were recorded as part of purchase accounting. These acquired intangible assets contribute to the Company’s revenue generation. Amortization of acquired intangible assets will continue in future periods over their remaining useful lives.	We exclude acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs for the purpose of calculating certain non-GAAP measures because we believe doing so provides additional transparency of Schwab’s ongoing operations, and is useful in both evaluating the operating performance of the business and facilitating comparison of results with prior and future periods.

Costs related to acquisition and integration or restructuring fluctuate based on the timing of acquisitions, integration and restructuring activities, thereby limiting comparability of results among periods, and are not representative of the costs of running the Company’s ongoing business. Amortization of acquired intangible assets is excluded because management does not believe it is indicative of the Company’s underlying operating performance.
Return on tangible common equity	Return on tangible common equity represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets — net, and related deferred tax liabilities.	Acquisitions typically result in the recognition of significant amounts of goodwill and acquired intangible assets. We believe return on tangible common equity may be useful to investors as a supplemental measure to facilitate assessing capital efficiency and returns relative to the composition of Schwab’s balance sheet.
Adjusted Tier 1 Leverage Ratio
Adjusted Tier 1 Leverage Ratio represents the Tier 1 Leverage Ratio as prescribed by bank regulatory guidance for the consolidated company and for Charles Schwab Bank, SSB (CSB), adjusted to reflect the inclusion of accumulated other comprehensive income (AOCI) in the ratio.
Inclusion of the impacts of AOCI in the Company’s Tier 1 Leverage Ratio provides additional information regarding the Company’s current capital position. We believe Adjusted Tier 1 Leverage Ratio may be useful to investors as a supplemental measure of the Company’s capital levels.

The Company also uses adjusted diluted EPS and return on tangible common equity as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee of CSC’s Board of Directors maintains discretion in evaluating performance against these criteria. Additionally, the Company uses adjusted Tier 1 Leverage Ratio in managing capital, including its use of the measure as its long-term operating objective.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
The tables below present reconciliations of GAAP measures to non-GAAP measures:

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025		2024		2025		2024
	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income
Total expenses excluding interest (GAAP), Net income (GAAP)	$3,156	$2,459	$3,024	$1,840	$12,462	$8,852	$11,914	$5,942
Amortization of acquired intangible assets	(127)	127	(130)	130	(512)	512	(519)	519
Acquisition and integration-related costs (1)	—	—	(20)	20	—	—	(117)	117
Restructuring costs (2)	—	—	(27)	27	—	—	(9)	9
Income tax effects (3)	N/A	(30)	N/A	(43)	N/A	(122)	N/A	(154)
Adjusted total expenses (non-GAAP), Adjusted net income (non-GAAP)	$3,029	$2,556	$2,847	$1,974	$11,950	$9,242	$11,269	$6,433
(1) There were no acquisition and integration-related costs for the three and twelve months ended December 31, 2025. Acquisition and integration-related costs for the three and twelve months ended December 31, 2024 primarily consist of $10 million and $54 million of compensation and benefits, $4 million and $36 million of professional services, and $6 million and $19 million of depreciation and amortization.
(2) There were no restructuring costs for the three and twelve months ended December 31, 2025. Restructuring costs for the three months ended December 31, 2024 primarily consist of $24 million of other expense. Restructuring costs for the twelve months ended December 31, 2024 reflect a benefit due to a change in estimate of $34 million in compensation and benefits, offset by $5 million of occupancy and equipment expense and $37 million of other expense.
(3) The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs on an after-tax basis.
N/A Not applicable.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025		2024		2025		2024
	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues
Income before taxes on income (GAAP), Pre-tax profit margin (GAAP)	$3,180	50.2%	$2,305	43.3%	$11,459	47.9%	$7,692	39.2%
Amortization of acquired intangible assets	127	2.0%	130	2.4%	512	2.1%	519	2.7%
Acquisition and integration-related costs	—	—	20	0.4%	—	—	117	0.6%
Restructuring costs	—	—	27	0.5%	—	—	9	—
Adjusted income before taxes on income (non-GAAP), Adjusted pre-tax profit margin (non-GAAP)	$3,307	52.2%	$2,482	46.6%	$11,971	50.0%	$8,337	42.5%

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025		2024		2025		2024
	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS
Net income available to common stockholders (GAAP), Earnings per common share — diluted (GAAP)	$2,367	$1.33	$1,717	$.94	$8,417	$4.65	$5,478	$2.99
Amortization of acquired intangible assets	127.08		130.07		512.29		519.28
Acquisition and integration-related costs	—	—	20.01		—	—	117.06
Restructuring costs	—	—	27.01		—	—	9	—
Income tax effects	(30)	(.02)	(43)	(.02)	(122)	(.07)	(154)	(.08)
Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$2,464	$1.39	$1,851	$1.01	$8,807	$4.87	$5,969	$3.25

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Return on average common stockholders’ equity (GAAP)	22%	18%	21%	15%
Average common stockholders’ equity	$42,642	$38,604	$40,923	$35,475
Less: Average goodwill	(11,951)	(11,951)	(11,951)	(11,951)
Less: Average acquired intangible assets — net	(7,297)	(7,808)	(7,488)	(8,002)
Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets — net	1,669	1,723	1,691	1,741
Average tangible common equity	$25,063	$20,568	$23,175	$17,263
Adjusted net income available to common stockholders (1)	$2,464	$1,851	$8,807	$5,969
Return on tangible common equity (non-GAAP)	39%	36%	38%	35%
(1) See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

	(Preliminary)
	December 31, 2025
	CSC	CSB
Tier 1 Leverage Ratio (GAAP)	9.3%	11.1%
Tier 1 Capital	$42,888	$28,122
Plus: AOCI adjustment	(11,017)	(9,562)
Adjusted Tier 1 Capital	31,871	18,560
Average assets with regulatory adjustments	462,517	252,824
Plus: AOCI adjustment	(11,333)	(9,875)
Adjusted average assets with regulatory adjustments	$451,184	$242,949
Adjusted Tier 1 Leverage Ratio (non-GAAP)	7.1%	7.6%